Exhibit 99.1

TCF Financial Corporation

Fourth Quarter 2006 Investor Presentation

The leader in convenience banking

1.)                                  Corporate Profile

At December 31, 2006

•                                          $14.7 billion financial holding company headquartered in Minnesota

•                                          43rd largest1 U.S. based bank by asset size

•                                          36th largest1 based on market cap

•                                          453 bank branches, 148 branches opened since January 1, 2001

•                                          23rd largest branch network2

•                                          1,706 ATMs free to TCF customers; 1,198 off-site

•                                          13th largest issuer of VISA® Classic debit cards3

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.4

•                                          ROA 1.74%;  ROE 24.37%;  ROTE5 28.92%

•                                          2,426,616 deposit accounts

1  Source:  CapitalBridge; 9/30/06

2  Source: SNL Financial, LC; 4Q06

3  Source: VISA; 3Q06; ranked by sales volume

4  Source: Equipment Leasing Association; 7/06

5  Excludes the impact of intangibles (see reconciliation slide in the appendix)

2.)                                  Corporate Profile

•                                          Bank branches located in seven states

	At 12/31/06	At 1/1/01
Traditional	196	132
Supermarket	244	213
Campus	13	7
Total	453	352

	At 12/31/06	At 1/1/01
Minnesota	107	84
Illinois	195	167
Michigan	64	56
Colorado	44	12
Wisconsin	36	32
Indiana	6	1
Arizona	1	—
Total	453	352

3.)                                  What Makes TCF Different

•                                          Convenience

                                            TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,706 free ATMs

•                                          Free debit cards

•                                          Free coin counting

•                                          No purchase-fee gift cards

•                                          TCF Totally Free OnlineSM banking

•                                          De Novo Expansion

                                            TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Arizona

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

                                            Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance)

                                            and Power Liabilities® (checking, savings, money market and certificates of deposit accounts)

                                            are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

                                            TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  Share Repurchase Program

•                                          Repurchased 3.9 million shares of common stock during 2006 at an average cost of $25.91 per share

•                                          At 12/31/06, 2.8 million shares remain available to purchase under board authorizations

6.)                                  Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2002	$232.9	$86.5	$148.0	$234.5	101%
2003	215.9	93.0	150.4	243.4	113
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91

Total	$1,213.8	$519.4	$609.0	$1,128.4	93%

7.)                                  Consumer Home Equity Lending +14%*

($ millions)

	12/02	12/03	12/04	12/05	12/06

Total	$2,955	$3,588	$4,382	$5,149	$5,883

*    Annual growth rate (‘06 vs. ‘05)

8.)                                  Consumer Home Equity Loans

At December 31, 2006

•                                          79% amortizing loans, 21% lines of credit

•                                          64% are 1st mortgages, 36% are 2nd mortgages

•                                          75% fixed rate and 25% variable rate (prime based)

•                                          Average home value of $236,0611

•                                          Yield 7.42%

•                                          Over-30-day delinquency rate .58%2

•                                          Net charge-offs: 2006 = .13%, 2005 = ..10%, 2004 = .09%

•                                          Average FICO score 721

1    Based on most recent appraisal values known to TCF

2    Excludes non-accrual loans

9.)                                  Commercial Lending +8%*

($ millions)

	12/02	12/03	12/04	12/05	12/06

Commercial Business	$442.4	$429.4	$436.7	$435.2	$552.0
Commercial Real Estate	1,835.8	1,916.7	2,154.4	2,297.5	2,390.7

Total	$2,278	$2,346	$2,591	$2,733	$2,943

*    Annual growth rate (‘06 vs. ‘05)

10.)                           Commercial Loans

At December 31, 2006

•                                          Commercial real estate

•                                          24% retail services

•                                          22% apartment loans

•                                          17% office buildings

•                                          Commercial business -- $552 million

•                                          Yield 6.82%

•                                          Over-30-day delinquency rate .64%1

•                                          Net charge-offs/(recoveries): 2006 = ..02%, 2005 = (.08)% , 2004 = .03%

•                                          Approximately 98% of all commercial loans secured

•                                          CRE location mix: 98% TCF Markets, 2% Other

1     Excludes non-accrual loans

11.)                           Leasing and Equipment Finance1 +22%*

($ millions)

	12/02	12/03	12/04	12/05	12/06

Leasing and Equipment Finance	$1,047	$1,162	$1,389	$1,560	$1,899

1     Includes operating leases

*    Annual growth rate (‘06 vs. ‘05)

12.)                           Leasing and Equipment Finance

At December 31, 2006

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.1

•                                          37th largest equipment finance/leasing company in the U.S.2

•                                          Equipment type

•                                          19% specialty vehicle

•                                          18% manufacturing

•                                          17% construction

•                                          14% medical

•                                          13% technology and data processing

•                                          Yield 7.57%

•                                          Originations: 2006 = $1.1 billion, 2005= $845.8 million

•                                          Uninstalled backlog of $249.7 million; up $0.4 million from year-end 2005

•                                          Over-30-day delinquency rate .47%3

•                                          Net charge-offs: 2006 = .29%, 2005 = 1.50%4, 2004 = .43%

1    Source: Equipment Leasing Association; 7/06

2    Source: Equipment Leasing Association; 6/06

3    Excludes non-accrual loans and leases

4    Net charge-offs excluding leveraged lease were .18%

13.)                           Allowance for Loan & Lease Losses

($ millions)

	12/02		12/03		12/04		12/05		12/06

Allowance for Loan & Lease Losses	$73.0		$72.5		$75.4		$55.8		$58.5
Net Charge-offs (NCO)	$26.3		$19.6		$17.5		$28.2		$18.0

As a % of Loans & Leases:
Allowance	.90%		.87%		.80%		.55%		.52%
NCO	.32%		.24%		.20%		.29%[1]		.17%
Coverage Ratio	2.8	X	3.7	X	4.3	X	2.0	X	3.3	X

1  Net charge-offs excluding leveraged lease were .10%

14.)                           Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/02	12/03	12/04	12/05	12/06

Delinquencies	.57%	.47%	.37%	.43%	.63%

Delinquencies	$46.3	$38.7	$34.4	$43.6	$71.7

1   Excludes non-accrual loans and leases

15.)                           Non-Performing Assets

($ millions)

	12/02	12/03	12/04	12/05	12/06

Non-Accrual Loans and Leases	$43.6	$35.4	$46.9	$29.7	$43.2
Real Estate Owned	26.6	33.5	17.2	17.7	22.4
Total	$70.2	$68.9	$64.1	$47.4	$65.6

Reserves/NAs:	167%	205%	161%	188%	136%
NPAs/Assets:	.58%	.61%	.52%	.35%	.45%

16.)                           Retail Banking

17.)                           Total Deposit Accounts +6%*

(000s)

	12/02	12/03	12/04	12/05	12/06

Certificates of Deposit	147	124	110	122	154
Savings and Money Market	582	582	571	571	609
Checking	1,338	1,444	1,535	1,603	1,664
Total	2,067	2,150	2,216	2,296	2,427

Increase*	87	83	66	80	129
	4.4%	4.0%	3.1%	3.6%	5.7%

*  Annual growth rate (‘06 vs. ‘05)

18.)                           Banking Fees and Other Revenue1 +4%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$72.7	$82.1	$87.7	$88.2	$94.4
Second Quarter	84.7	92.8	104.5	100.1	106.7
Third Quarter	87.7	94.3	103.0	104.7	108.2
Fourth Quarter	91.3	90.6	98.8	100.9	101.3

Total	$336	$360	$394	$394	$411

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*  Annual growth rate (‘06 vs. ‘05)

19.)                           Retail Checking Deposits +2%*

($ millions)

	12/02	12/03	12/04	12/05	12/06

Supermarket Branches	$706	$841	$1,011	$1,135	$1,160
Traditional & Campus Branches	1,905	2,149	2,573	2,823	2,874

Total	$2,611	$2,990	$3,584	$3,958	$4,034

Average Rate:	.05%	.01%	.22%	.74%	.87%

*  Annual growth rate (‘06 vs. ‘05)

20.)                           Total Deposits +11%*

Yearly Average Balances

($ millions)

	12/31/06	12/31/05
Non-interest bearing checking	$2,325	$2,355
Premier checking	1,001	642
Other int. bearing checking	864	1,026
Subtotal	4,190	4,023
Premier savings	899	427
Other savings	1,407	1,649
Subtotal	2,306	2,076
Money market	621	641
Certificates	2,291	1,740
Total	$9,408	$8,480

Average Rate:	2.08%	1.15%

*  Annual growth rate

21.)                           Premier Checking & Savings Deposits + 40%*

Quarterly Average Balances

($ 000s)

	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06

Premier Savings	$640	$780	$856	$943	$1,015
Premier Checking	828	938	1,001	1,022	1,042
Total	$1,468	$1,718	$1,857	$1,965	$2,057

Average Rate:	3.27%	3.38%	3.57%	3.77%	3.72%

1-month LIBOR spread	(.90)	(1.23)	(1.52)	(1.58)	(1.61)

*  Annual growth rate (‘06 vs. ‘05)

22.)                           Pending Michigan Branch Sales

At December 31, 2006

•                                          10 pending branch sales; anticipate transaction will be completed in first half of 2007

•                                          3 Battle Creek

•                                          2 Bay City

•                                          4 Saginaw

•                                          1 SVSU

•                                          Approximately $235 million in deposits

•                                          52,137 total deposit accounts

•                                          Sales Price - 11.5% plus real estate

•                                          Expected pre-tax gain on sale - approximately $29 million or 15 cents per diluted share after tax

23.)                           Card Revenue +15%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$10.2	$13.2	$13.5	$17.6	$21.3
Second Quarter	11.8	14.8	16.0	19.8	22.9
Third Quarter	12.1	12.9	16.3	21.0	24.4
Fourth Quarter	13.1	12.1	17.7	21.4	23.5

Total	$47.2	$53.0	$63.5	$79.8	$92.1

Sales Volume:	$3,216	$3,899	$4,735	$5,673	$6,465

Avg. Off-line Interchange Rate:	1.55%	1.43%	1.40%	1.43%	1.45%

*  Annual growth rate (‘06 vs. ‘05)

24.)                           Card Revenue

•                                          13th largest issuer of VISA® Classic debit cards1

•                                          15th largest issuer of VISA® Commercial debit cards1

•                                          20th largest overall issuer of VISA® cards1

•                                          14% increase in sales volume2

•                                          Number of active accounts up 41,037, or 5%2, to 804,194

•                                          16.4 transactions per month on active cards, up 8%2

1  Source: VISA; 3Q06; ranked by sales volume

2 Annual growth rate (‘06 vs. ‘05)

25.)                           Small Business Checking Deposits

($ millions)

	12/02	12/03	12/04	12/05	12/06

Small Business Checking Deposits	$380	$461	$546	$607	$614

# of Accounts	91,385	102,557	113,605	122,956	133,535

26.)                           Small Business Services and Products

At December 31, 2006

•                                          $614 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business administration loans up to $150,000

•                                          101,397 TCF Business Check CardsSM

•                                          Introduced TCF Miles Plus Business Check CardSM loyalty program in April 2005

•                                          TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

27.)                           New Branch Expansion

28.)                           Total New Branches

Branches opened since January 1, 2001

	12/01	12/02	12/03	12/04	12/05	12/06	Plan 2007

Supermarket Branches	20	35	40	51	58	63	69
Traditional and Campus Branches	5	17	31	50	71	85	99
Total	25	52	71	101	129	148	168

# of Branches Opened	27	27	19	30	28	19	20
Percent of Total	7%	13%	18%	23%	28%	33%	36%

29.)                           New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(386)	$(103)	$(5)	$182	$237	$355	$417	$450	$556	$645

Traditional branch capital expenditure $3.5 million

1 Includes deposits and consumer lending

30.)                           New Branch Total Deposits +35%*

Branches opened since January 1, 2001

($ millions)

	12/01	12/02	12/03	12/04	12/05	12/06

Deposits	$24	$142	$238	$442	$980	$1,319

*            Annual growth rate (‘06 vs. ‘05)

31.)                           New Branch Total Deposit Accounts +35%*

Branches opened since January 1, 2001

(000s)

	12/01	12/02	12/03	12/04	12/05	12/06

Checking Accounts	38	80	129	203	287	389

*            Annual growth rate (‘06 vs. ‘05)

32.)                           New Branch Banking Fees & Other Revenue1 +30%*

Branches opened since January 1, 2001

($ millions)

	2001	2002	2003	2004	2005	2006

First Quarter	$—	$1.1	$3.1	$6.3	$10.9	$15.4
Second Quarter	.1	1.7	4.2	9.9	13.8	18.7
Third Quarter	.3	2.1	4.9	10.6	15.0	19.1
Fourth Quarter	.8	2.9	5.5	11.2	15.3	18.4

Total	$1.2	$7.8	$17.7	$38.0	$55.0	$71.6

1               Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*            Annual growth rate (‘06 vs. ‘05)

33.)                           New Branch Consumer Loans +41%*

Branches opened since January 1, 2001

($ millions)

	12/01	12/02	12/03	12/04	12/05	12/06

Consumer Loans	$9	$62	$156	$305	$459	$647

*            Annual growth rate (‘06 vs. ‘05)

34.)                           Campus Banking

At December 31, 2006

•                                          Alliances with the University of Minnesota and the University of Michigan plus twelve other colleges including DePaul University in Chicago, Milwaukee Area Technical College, Northern Michigan University, and Eastern Michigan University

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          Ranked 6th largest in number of campus card banking relationships in the U.S.1

•                                          110,309 total deposit accounts

•                                          $187.7 million in total deposits

1               Source: CR80News 2006 Banking Partner Survey

35.)                           New Products and Services

•                                          TCF Visa® Gift Cards

•                                          Merchant Gift Cards

•                                          TCF MILES PLUSSM Card Loyalty Programs

•                                          Premier (Retail)

•                                          Small Business

•                                          TCF® Power Checking

•                                          Western Union Money Transfers

•                                          Electronic Statement Delivery

•                                          TCF Express Check Conversion

•                                          TCF Express Remote Deposit

•                                          Medical Equipment Leasing

36.)                           Financial Highlights

37.)                           Dividend History

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Dividends Paid	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.97

Dividend Payout Ratio:	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%	na

10-year compounded annual growth rate of 18% is the 5th highest among the 50 largest banks in the country1
(growth rate 1996 - 2006)

1               Source: CapitalBridge

38.)                           Financial Highlights

($ millions, except per-share data)

	2006	2005	Change
Net Interest Income	$537.5	$517.7	3.8%
Fees & Other Revenue:
Banking	410.7	393.8	4.3
Other	78.8	73.7	6.8
Total Fees and Other Revenue	489.5	467.5	4.7
Gains on Sales of Securities	—	10.7	100.0
Total Non-Interest Income	489.5	478.2	2.3
Total Revenue	1,027.0	995.9	3.1
Provision for Credit Losses	20.7	8.6	141.0
Non-Interest Expense	649.2	606.9	7.0
Net Income	244.9	265.1	7.6

Diluted EPS	$1.90	$2.00
ROA	1.74%	2.08%
ROE	24.37%	28.03%
ROTE[1]	28.92%	33.70%

1               Excludes the impact of intangibles (see reconciliation slide in the appendix)

39.)                           Significant Financial Items

($ 000s)

	2006	2005	Change
Land and Building Sales	4,188	13,606	(9,418)
Mortgage-backed Securities Gains	$—	$10,671	$(10,671)
Sale of Mortgage Servicing Rights	1,601	—	1,601
Total Asset Sale Gains	5,789	24,277	(18,488)

Commercial Loan Recovery	—	3,322	(3,322)
Total, pre-tax	$5,789	$27,599	$(21,810)

Favorable Tax Adjustments	$6,146	$13,954	$(7,808)

Total, after-tax	$10,018	$32,178	$(22,160)

Impact on Diluted EPS	$.08	$.25	$(.17)

40.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		2006
	Balance	Net Income	%
Commercial Banking	$2,896	$25,888	11%
Consumer Lending	5,547	49,210	20
Leasing and Equipment Finance	1,660	33,390	14
Total Power Assets®	$10,103	108,488	45

Traditional and Campus Branches (209)	$7,346	83,966	34
Supermarket Branches (244)	2,062	34,483	14
Total Power Liabilities®	$9,408	118,449	48
Total Power Assets & Liabilities		226,937	93
Equity and other		18,006	7
Net Income		$244,943	100%

41.)                           Return to Stockholders1 +18%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
12/86	$90.64	$98.99	$99.13
12/87	$51.41	$80.09	$104.33
12/88	$67.65	$105.92	$121.66
12/89	$106.25	$129.80	$160.21
12/90	$63.04	$99.21	$155.23
12/91	$164.60	$169.66	$202.53
12/92	$251.25	$228.47	$217.95
12/93	$300.96	$240.80	$239.92
12/94	$375.92	$232.63	$243.09
12/95	$618.92	$354.47	$334.44
12/96	$829.16	$484.74	$411.23
12/97	$1,318.55	$759.31	$548.43
12/98	$960.32	$806.13	$705.16
12/99	$1,014.67	$802.04	$853.53
12/00	$1,872.69	$970.56	$775.82
12/01	$2,064.57	$972.36	$683.62
12/02	$1,925.98	$912.76	$532.54
12/03	$2,330.04	$1,228.13	$685.29
12/04	$2,996.34	$1,360.69	$759.87
12/05	$2,610.37	$1,387.53	$797.19
12/06	$2,732.33	$1,629.17	$923.10

1               Assumes $100 invested June 18, 1986 with dividends reinvested

*            Annualized return since June 18, 1986

Source: SNL Financial, LC and S&P

42.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing o perations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

43.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year Ending	Stock Price	Dividends Paid
12/95	$8.28	$.15
12/96	$10.88	$.18
12/97	$16.97	$.23
12/98	$12.09	$.31
12/99	$12.44	$.36
12/00	$22.28	$.41
12/01	$23.99	$.50
12/02	$21.85	$.58
12/03	$25.68	$.65
12/04	$32.14	$.75
12/05	$27.14	$.85
12/06	$27.42	$.92

44.)                           Appendix

45.)                           Diluted EPS

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90

46.)                           Net Income

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$56.3	$60.1	$60.7	$63.5	$58.2
Second Quarter	58.0	60.3	65.2	70.6	67.1
Third Quarter	58.9	36.0	61.7	65.5	65.9
Fourth Quarter	59.8	59.5	67.4	65.5	53.7

Total	$233	$216	$255	$265	$245

47.)                           Net Interest Income +4%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$124.5	$122.4	$118.4	$129.1	$131.2
Second Quarter	124.3	119.8	122.4	131.3	135.4
Third Quarter	123.8	119.9	124.5	128.1	135.0
Fourth Quarter	126.6	119.1	126.5	129.3	135.9

Total	$499	$481	$492	$518	$538

Net Interest Margin:	4.71%	4.54%	4.54%	4.46%	4.16%

*  Annual growth rate (‘06 vs. ‘05)

48.)                           Risk-Based Capital

($ millions)

	12/02	12/03	12/04	12/05	12/06

Actual	$851	$842	$959	$1,050	$1,173
Well Capitalized Requirement	$777	$785	$881	$983	$1,057

Tier 1:	9.96%	9.75%	9.12%	8.79%	8.65%
Total:	10.95%	10.73%	10.88%	10.68%	11.10%
Target (10.6%):	$832	$824	$934	$1,042	$1,120
Excess RBC:	$74	$57	$77	$67	$116
Excess Over Target:	$19	$18	$25	$8	$53

49.)                           TCF NIM vs. Top 50 Banks1

(Percent)

	TCF	Top 50 Banks[1]
3Q01	4.55	3.87
4Q01	4.74	3.85
1Q02	4.83	4.09
2Q02	4.76	3.93
3Q02	4.68	4.06
4Q02	4.59	3.90
1Q03	4.45	3.80
2Q03	4.45	3.64
3Q03	4.57	3.72
4Q03	4.68	3.70
1Q04	4.52	3.56
2Q04	4.53	3.53
3Q04	4.56	3.53
4Q04	4.56	3.54
1Q05	4.56	3.56
2Q05	4.53	3.56
3Q05	4.43	3.53
4Q05	4.31	3.50
1Q06	4.25	3.50
2Q06	4.22	3.46
3Q06	4.11	3.40

	3Q01		3Q06		Change
TCF	4.55%		4.11%		(44	) bps
Top 50 Banks[1]	3.87%		3.40%		(47	) bps
Difference	68	bps	71	bps	3	bps

1   Source: CapitalBridge

50.)                           One Year Interest Rate Gap

($ millions)

	12/02	12/03	12/04	12/05	12/06
Adjusted Gap	$1,110	$161	$585	$318	$(616)

% of Total Assets	9.1%	1.0%	4.7%	2.4%	4.2%

51.)                           Power Asset Geographic Profile

($ millions)

		Commercial
	Consumer	Real Estate	Leasing &
	Home Equity	& Commercial	Equipment
At December 31, 2006:	& Other	Business	Finance	Total
Minnesota	$2,315	$910	$71	$3,296
Illinois	1,759	613	65	2,437
Michigan	1,041	835	84	1,960
Wisconsin	497	478	38	1,013
Colorado	271	16	37	324
California	2	7	235	244
Florida	7	—	143	150
Texas	1	—	105	106
Arizona	8	6	74	88
Indiana	17	8	33	58
Other	27	70	933	1,030
Total	$5,945	$2,943	$1,818	$10,706

52.)                           Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

			Change
			Inc./(Dec.)
	12/31/06	12/31/05	$		%
Consumer Home Equity:
Variable-rate	$1,503	$2,120	$(617)		(29)%
Yield	8.88%	7.68%	120	bps

Fixed-rate	$4,293	$2,945	$1,348		46%
Yield	6.92%	6.66%	26	bps

Commercial:
Variable-rate	$1,077	$1,131	$(54)		(5)%
Yield	7.77%	6.66%	111	bps

Fixed- and adjustable-rate	$1,871	$1,558	$313		20%
Yield	6.51%	6.15%	36	bps

53.)                           Customer Payment Activity

Transaction Volume

(millions)

			% Increase/
	2006	2005	Decrease
Checks	91.8	105.5	(13.0)%
ACH	35.5	29.1	22.1%
ATM	32.6	33.1	(1.5)%
Debit Card Purchases	177.1	156.2	13.3%

54.)                           Net Charge-Offs by Business Line

	2002	2003	2004	2005	2006
Consumer home equity	.18%	.11%	.09%	.10%	.13%
Total consumer	.38	.30	.28	.19	.22
Commercial real estate	.12	.07	.02	—	.01
Commercial business	1.35	.18	.04	(.51)	.09
Leasing and equipment finance[1]	.80	.69	.43	1.50	.29
Residential real estate	—	.01	.01	.01	.04
Total	.32	.24	.20	.29	.17

1   NCO’s excluding leveraged lease were .18% for 2005

55.)                           Reconciliation of GAAP to Non-GAAP Measures1

($ 000s)

	For the Year-Ended December 31,
	2006	2005
Computation of Return on Equity (ROE):
Net income, as reported	$244,943	$265,132
Average stockholders’ equity, as reported	$1,004,896	$945,850

Return on equity	24.37%	28.03%

Computation of Return on Tangible Equity (ROTE):
Net income	$244,943	$265,132
Amortization of deposit based intangibles, net of any related tax effect	1,058	1,058
Net income, adjusted	$246,001	$266,190

Average stockholders’ equity	$1,004,896	$945,850
Average goodwill	152,599	152,599
Average deposit base intangible	1,763	3,408
Average tangible equity	$850,534	$789,843

Return on tangible equity (ROTE)	28.92%	33.70%

1               In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing and businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.